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                              NOTICE OF LEASE
                              ---------------

Pursuant to the provisions of Massachusetts General Laws Chapter 183, Section 4, notice is hereby given of the following lease (the "Lease"):

Lessor:                             Lincoln Plaza Limited Partnership
                                    c/o Capital Properties, Inc.
                                    80 Lincoln Street
                                    Boston, MA 02111

Lessee:                             Silicon Valley Internet Partners
                                    950 Tower Lane, Suite 300
                                    Foster City, CA 94404

Date of Execution of Lease:         May 2, 1997

Description of
Leased Premises:                    A portion of the building owned by Lessor
                                    consisting of approximately 20,000 square feet of rentable area on the second floor of the building located at 89 South Street, Boston, MA and substantially known as Suite
                                    201 on the plan attached hereto as "Exhibit
                                    A" (the "Premises") together with the right to use in common, with others entitled thereto, the hallways, stairways, and elevators, necessary for access to said
                                    Premises, and lavatories nearest thereto.

Initial Lease Term:                 Five Years

Option to Extend:                   Tenant has the option to extend the term of
                                    the Lease for one additional period of five
                                    (5) years on the terms and conditions set
                                    forth in the Lease.
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     Executed as a sealed instrument as of the 2nd day of May, 1997.

LESSOR:                           LINCOLN PLAZA LIMITED PARTNERSHIP
                                  By: L.P. Properties, Inc., its General Partner

                                  By: /s/ Signature Illegible

LESSEE:                           SILICON VALLEY INTERNET PARTNERS

                                  By: /s/ Signature Illegible

                                      -2-


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COMMONWEALTH OF MASSACHUSETTS

______, SS.       April 29, 1997

Then personally appeared the above-named Richar's Cohen the ____________ ________ of L.P. Properties, Inc. General Partner of Lincoln Plaza Limited Partnership, and acknowledged the foregoing instrument to be ______ free act and deed and the free act and deed of said L.P. Properties, Inc. and Lincoln Plaza Limited Partnership, before me,

                                               /s/ Signature Illegible

(SEAL)

                                               Notary Public
                                               My Commission Expires: 8-31-98



               COMMONWEALTH OF MASSACHUSETTS

________ SS.                                           April 25, 1997

Then personally appeared the above-named __________, the ____________ of Silicon Valley Internet Partners., and acknowledged the foregoing instrument to be ______ free act and deed and the free act and deed of said Silicon Valley Internet Partners, before me,

                                               /s/ Signature Illegible

(SEAL)
                                               Notary Public
                                               My Commission Expires:

                                      -3-